Collaboration Agreement	12 Months Ended
Dec. 31, 2015
Research and Development [Abstract]
Collaboration Agreement
Collaboration Agreement
On September 18, 2013, we announced the formation of Calico, a life science company with a mission to harness advanced technologies to increase our understanding of the biology that controls lifespan. Calico's results of operations and statement of financial position are included in our consolidated financial statements. As of December 31, 2015, Google has contributed $240 million to Calico in exchange for Calico convertible preferred units. As of December 31, 2015, Google has also committed to fund an additional $490 million on an as-needed basis.
In September 2014, AbbVie Inc. (AbbVie) and Calico announced a research and development collaboration intended to help both companies discover, develop, and bring to market new therapies for patients with age-related diseases, including neurodegeneration and cancer. As of December 31, 2015, AbbVie has contributed $750 million to fund the collaboration pursuant to the agreement, which reflects its total commitment. As of December 31, 2015, Calico has contributed $250 million and committed up to an additional $500 million.
Calico will use its scientific expertise to establish a world-class research and development facility, with a focus on drug discovery and early drug development; and AbbVie will provide scientific and clinical development support and its commercial expertise to bring new discoveries to market. Both companies will share costs and profits equally. AbbVie's contribution has been recorded as a liability on Calico's financial statements, which is reduced and reflected as a reduction to research and development expense as eligible research and development costs are incurred by Calico over the next few years.
As a result of the adoption of ASU 2014-10, Calico was determined to be a VIE for Alphabet.